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                                                                    EXHIBIT 10.7



ROCKFORD INDUSTRIES, INC.                   Master Lease No.64553-89916-001
1851 East First Street, Sixth Floor
Santa Ana, CA  92705                        LESSEE NAME & ADDRESS
Tel: (714) 547-7166  (800) 876-7788         MAXXIS GROUP, INC.
Fax: (714) 547-3889                         1901 MONTREAL RD
                                            TUCKER, GA  30084

MASTER LEASE AGREEMENT

On the terms and conditions hereof, Lessee agrees to lease from Rockford Industries, Inc. ("LESSOR"), and Lessor agrees to lease to Lessee, certain equipment (together with all additions thereto and substitutions and replacements thereof, collectively, the "EQUIPMENT") in the quantities, models and prices, and for the term as designated in each equipment schedule in the form of Schedule "A" attached hereto (each, a "SCHEDULE," and collectively, the "SCHEDULES") and to be acquired from the respective suppliers designated on each Schedule (each, a "SUPPLIER"). LESSEE REPRESENTS AND WARRANTS THAT IT HAS SELECTED THE EQUIPMENT AND EACH SUPPLIER BASED SOLELY ON ITS OWN JUDGMENT. Each Schedule shall reference this Master Lease Agreement (this "MASTER LEASE") and shall be deemed to incorporate therein all of the terms and conditions hereof, unless and to the extent any provisions hereof are expressly excluded or modified therein, and shall contain such additional terms as Lessor and Lessee shall, in their sole discretion, agree upon. All Equipment leased subsequent to the date hereof shall be subject to the terms and conditions of the related Schedule and this Master Lease, as incorporated therein. All of the terms and conditions of this Master Lease shall survive its termination and apply in full force and effect to any and all Schedules. Each Schedule, together with (a) the terms and conditions of this Master Lease so incorporated therein, and (b) any schedules, attachments or exhibits thereto or hereto, shall constitute a separate lease agreement (each, a "LEASE" and collectively, the "LEASES"). Each such Lease may be assigned by Lessor and/or reassigned separate and apart from any other Leases hereunder. With respect to each Lease, Lessor or its assignee shall have all of the rights of the "Lessor" thereunder, and such rights shall be separately exercisable by Lessor or such assignee, as the case may be, exclusively and independently of the rights of Lessor or such assignee with respect to any other Leases. To the extent that any Schedule constituting a Lease hereunder would constitute "chattel paper" as such term is defined under the Uniform Commercial Code (the "UCC"), a security interest therein may be created only through the transfer or possession of the original counterpart of such Schedule executed pursuant to this Master Lease. The transfer or possession of an original counterpart of this Master Lease shall not be necessary to perfect such security interest and no security interest in any Schedule constituting a Lease hereunder may be created by the transfer or possession of any other counterpart of such Schedule or by the transfer or possession of any counterpart of this Master Lease. Lessee confirms that each Lease is a commercial lease and that all Equipment leased pursuant to any Lease will be used solely for commercial or business purposes (and not for consumer, personal, family or household purposes) on the terms and conditions set forth in the Lease covering such Equipment. With respect to each Lease, Lessee acknowledges that such lease is intended to be a "true" lease, and is a "finance lease" as defined in UCC Section 2A-103(l)(g). Lessee further acknowledges that it is entitled under UCC Article 2A (as such Article, as amended from time to time, may be in effect, "UCC 2A") to the promises and warranties, including those of any third party, provided to Lessor by any Supplier in connection with the acquisition by Lessor of the Equipment or the right to possession and use thereof. Lessor acknowledges that Lessee may communicate with any Supplier and receive an accurate and complete statement of such promises and warranties, including any related disclaimers, limitations or remedies. Lessee also

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acknowledges that it received and read the notifications contained in this paragraph before Lessee signed any Schedule constituting a Lease hereunder.
A. TERM. The term of this Master Lease shall commence on the date hereof and shall continue until the latest of the respective termination dates of this Master Lease and the Leases, unless otherwise terminated earlier pursuant to the provisions of this Master Lease. In the event that this Master Lease shall be terminated pursuant to the provisions hereof and prior to the latest of the respective termination dates of the Leases, then, at the sole option of Lessor and any assignees of Lessor, and provided that all obligations of Lessee under each Lease shall have been satisfied, all outstanding Leases shall be terminated concurrently herewith. The term of each Lease shall commence (the "COMMENCEMENT DATE") on: (a) the first date on which any Equipment is delivered to Lessee or Lessee's agents; or (b) at Lessor's election, such later date on which either
(i) physical delivery of all of the Equipment covered by a Schedule constituting a Lease hereunder has been completed, or (ii) the fist commercial use of any Equipment covered by a Schedule constituting a Lease hereunder shall have occurred prior to Lessor's receipt of the Certificate of Acceptance (as defined in Section G hereof), and shall terminate as indicated in such Schedule, unless terminated earlier pursuant to the terms of this Master Lease. If Lessor should decide to cancel this Master Lease or any Lease prior to the Commencement Date of such Lease, in addition to any other liability hereunder and under any Leases, each Obligor (as defined below) shall assume all of Lessor's obligations with respect to all of the related Equipment. As used in this Master Lease, the term "OBLIGOR" shall mean Lessee and each guarantor, surety and other person or entity liable for any of Lessee's obligations under this Master Lease or any Lease.
B. RENTAL AND FEES. With respect to each Lease: (a) all advance rentals (collectively, the "ADVANCE RENTALS") shall be due at the later of (i) the date of execution by Lessee of this Master Lease; or (ii) the date of execution by Lessee of the related Schedule; and (b) the subsequent rentals under such Lease (together with the Advance Rentals, collectively, the "Rentals") shall be payable in advance beginning on the Commencement Date in the amounts and at the times specified in the related Schedule. In the event the term of any Lease does not commence for any reason, the Advance Rentals thereunder shall not be refunded to Lessee and shall be retained by Lessor not as a penalty but as liquidated damages to cover Lessor's administrative expenses in processing the application for such Lease, preparing any related documentation, undertaking any due diligence and taking any other actions relating to the foregoing. Lessee shall, upon Lessor's demand, promptly pay or reimburse Lessor for all documentation and administrative fees and expenses relating to the Equipment and each Lease, including (without limitation) Lessor's standard documentation fees, UCC and other search fees, UCC filing fees, fees and expenses of Lessor's attorneys' and other related fees, costs and expenses.
C. NOTICES; NO WAIVER; TIME; ENTIRE AGREEMENT; SEVERABILITY; GOVERNING LAW. Any notices to be given under this Master Lease or any Lease shall be effective at the end of the fifth day following the mailing thereof, via United States first class mail with postage prepaid, to the other party at the address set forth herein or such other address as such other party may have specified by written notice. No failure on the part of Lessor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lessor of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. Time is of the essence with respect to this Master Lease and each Lease. With respect to each Lease, this Master Lease and the related Schedule, together with all schedules, attachments and exhibits hereto and thereto, contain the entire agreement with respect to the transactions described herein and therein and supersede any conflicting provision of any contract, purchase order or any other verbal or written agreement. No term or provision of this Master Lease or any Lease may be

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amended, altered, waived, discharged or terminated except by a written instrument, signed by Lessor and Lessee, which complies with the requirements of the UCC. Any provision of this Master Lease or any Lease which is invalid under the law of any state shall, as to such state, be ineffective to the extent of such prohibition in such state only, without invalidating the remaining provisions of this Master Lease or such Lease in such state. Lessee shall make the payments set forth in this Master Lease and the Schedules relating to each Lease at Lessor's address set forth above, and this Master Lease and each Lease shall be performed in Orange County, California where Lessee's payments shall be sent. THIS MASTER LEASE AND EACH LEASE IS ENTERED INTO IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW. Lessee hereby consents to the exclusive venue and jurisdiction of any Federal or state court located in Orange County, California with respect to any action commenced hereunder or under any Lease. Lessee agrees that service of process in any action hereunder or under any Lease shall be sufficient if made by first class certified mail to Lessee at the address set forth herein or such other address as such other party may have specified by written notice in accordance with the terms hereof. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION COMMENCED HEREUNDER OR UNDER ANY LEASE.
D. LATE PAYMENTS. When Lessee fails to pay any part of any monthly lease payment or other sum due hereunder and is not received by Lessor within five (5) days of its due date, Lessee agrees, so as to compensate Lessor for costs and Lessor's inability to reinvest the sums due, to pay Lessor in regards to said delinquent payment: a) a late charge equal to the greater of ten cents (10(cents)) per one dollar ($1.00) of each delinquent payment or twenty five ($25) dollars; plus b) a late charge of one fifteenth of one percent (1/15%) per day on the delinquent amount commencing one month after the amount was due, until paid.
E.       LEASE NON-CANCELABLE; PAYMENTS TO BE NET. Lessee agrees that all
Rentals or other sums payable by Lessee hereunder or under any Lease shall be the unconditional obligation of Lessee and shall be made without abatement, reduction or setoff of any nature, including (without limitation) any thereof arising out of any security deposit amounts, certificates of deposit and similar credit supports provided by Lessee or on its behalf, or any present or future claim Lessee may have against Lessor, any of Lessor's assignees, any Supplier or any manufacturer, carrier or vendor of the Equipment or any part of the Equipment. THIS MASTER LEASE AND EACH LEASE SHALL NOT BE CANCELABLE OR
TERMINABLE BY LESSEE PRIOR TO THE END OF THE TERM HEREOF OR THEREOF EXCEPT AS EXPRESSLY PROVIDED HEREIN OR THEREIN.
F. TAXES; INDEMNITY. With respect to each Lease, agrees that taxes are not included in the Lease calculations. Lessee agrees: (a) to pay, promptly when due, all license fees and assessments, and all sales, use, property, excise and other taxes or charges (including any interest and penalties), now or hereafter imposed by any governmental body or agency upon any Equipment or the purchase, ownership, possession, leasing, operation, use or disposition thereof made thereunder, or the Rentals or other payments thereunder (excluding taxes on or measured by the net income of Lessor); (b) to prepare and file promptly with the appropriate offices any and all tax and other similar returns required to be filed with respect thereto (promptly sending copies thereof to Lessor) or, if requested by Lessor, to notify Lessor of such requirement and furnish Lessor with all information required by Lessor so that it may effect such filing; (c) to assume all risks of liability arising from or pertaining to the purchase, delivery, ownership, possession, leasing, operation, use, maintenance, storage, repair, condition, transportation or other disposition of any Equipment or the return of any Equipment to Lessor or any claims of patent, trademark or copyright infringement and, at Lessee's sole expense and irrespective of whether any of the
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following shall have resulted from or be attributable in any way to any action or inaction of Lessee, to indemnify and save Lessor, and Lessor's directors, officers, employees, affiliates, servants, agents, successors and assigns, harmless from and against, and to defend them against any and all claims, actions, proceedings, settlements, judgments, losses, liens, obligations, costs, expenses, attorneys' fees, fines, damages and liabilities arising therefrom or pertaining thereto (including, without limitation, any thereof arising out of injury to or death of persons or damage to property); and (d) that Lessor will have the right each year to estimate the yearly property taxes that will be due on the Equipment and that Lessee will pay the estimated personal property taxes when requested or, at Lessor's election regarding personal property taxes, Lessee will pay Lessor a monthly personal property tax fee equal to three-tenths of one percent (0.3%) of the original Equipment cost to reimburse Lessor for Lessor's payment of taxes and costs for preparing, reviewing and filing returns. Any amounts required to be paid by Lessee under this Section F which Lessee fails to pay may be paid by Lessor and shall, at Lessor's option, become immediately due from Lessee to Lessor. Lessee's obligations contained in this Section F shall survive the termination of this Master Lease and the Leases.
G. ACCEPTANCE. Promptly upon delivery to Lessee of the Equipment to be leased under any Lease, Lessee shall inspect the Equipment and execute and deliver to Lessor a Certificate of Acceptance (the "Certificate of Acceptance") in form and content satisfactory to Lessor. Unless Lessee gives Lessor and Supplier written notice of each defect or other proper objection to any Equipment within five (5) days after delivery thereof, such Equipment shall be deemed to have been duly delivered to and unconditionally accepted by Lessee. If Lessee wrongfully refuses delivery of any Equipment for any reason, then Lessee agrees to promptly pay the price invoiced by Supplier to Lessor, or if such payment is not made, Lessee indemnifies and holds Lessor harmless from and against, and agrees to protect and (at Lessor's option) to defend Lessor at Lessee's sole expense (with counsel acceptable to Lessor) against, any claim of liability and damage by Supplier with reference to such Equipment. Upon such payment, the related Schedule and Lease shall terminate as to such Equipment only, and the Rentals thereunder shall be proportionately adjusted.
H. INSURANCE. With respect to each Lease, for the period from the date on which the Equipment is delivered to Lessee or Lessee's agent until the date of its redelivery to Lessor, Lessee, at its sole cost and expense, shall procure, maintain, and pay for (a) casualty insurance, naming Lessor as "loss payee," against the loss, theft or destruction of or damage to the Equipment, including (without limitation) loss by fire and such other hazards as are customary for personal property of the same or similar type as the Equipment, subject to customary deductions, and (b) public liability insurance, naming Lessor as an "additional insured," covering both personal injury and property damage arising out of or in connection with the use or operation of the Equipment. All such insurance shall be with companies and in form and amount satisfactory to Lessor, but shall in no event be in an amount less than the full replacement value of the Equipment as determined by Lessor. Lessee shall deliver the policies of insurance (or duplicates thereof) or certificates of insurance to Lessor. Each insurer shall agree by endorsement upon the policy or policies issued by it, or by independent instrument furnished to Lessor, that it will give Lessor at least thirty (30) days prior written notice before the policy in question shall be altered or canceled and that, as to the interest or coverage of Lessor or Lessor's assignee thereunder, such policy shall not be suspended, forfeited or in any manner prejudiced by any default, misrepresentation or other breach of warranty, condition or covenant by Lessor or Lessee under such policy or any Lease. The proceeds of such insurance, at the option of Lessor, shall be applied
(i) toward the replacement, restoration or repair of the Equipment, or (ii) toward payment of the obligations of Lessee hereunder and under the Leases.
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Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, execute and endorse all documents, checks or drafts for loss or damage under any such insurance policy. In the event the amount of insurance proceeds with respect to any Total Loss (as defined below in Paragraph I) is less than the Reimbursement Amount required under Paragraph I of this Agreement, Lessee agrees to promptly pay to Lessor the difference in such amounts. When not insured by Lessee, Lessor will be exposed to increased credit risks; consequently, Lessee agrees to pay Lessor each month a NON-COVERAGE CHARGE equal to one quarter of one percent (0.25%) of Actual Total Equipment Cost, until Lessee complies with the insurance requirements described above. Such charges do not take the place of insurance requirements contained herein.
I. FINANCIAL STATEMENTS. If requested by Lessor, Lessee agrees to promptly deliver to Lessor annual and interim financial statements.
J. RISK OF LOSS. With respect to each Lease, for the period from the date on which the Equipment is delivered to Lessee or Lessee's agent until the date of its redelivery to Lessor: (a) the Equipment shall be held at all times at the sole risk of Lessee for injury, damage (including damage to third parties and their property), loss, destruction, theft, expropriation or requisition (as to either title or use); and (b) in case before return to Lessor any or all of the Equipment is destroyed, lost, stolen, damaged beyond repair, permanently rendered unfit for normal use, expropriated or requisitioned for any reason whatsoever (each, a "TOTAL LOSS"), Lessee agrees promptly to notify Lessor and to pay, at Lessor's option, on demand, as reimbursement to Lessor for such Total Loss, an amount equal to the Reimbursement Amount (as defined below), payment of which shall relieve Lessee from liability for any further rent with respect to such Equipment. As used in this Master Lease: (i) the term "REIMBURSEMENT
AMOUNT" shall mean, with respect to any Total Loss, the greater of (A) the Fair Market Value (as defined below) of the related Equipment, as determined immediately prior to the occurrence of such Total Loss, or (B) the sum of (1) the entire unpaid balance of Rentals for the entire original term allocable to such Equipment, discounted at a rate of 5.50% per annum as of the date of such Total Loss, PLUS (2) Lessor's residual value as may be allocated to such Equipment, plus (3) any other amounts then due and owing under the related
Lease; and (ii) the "FAIR MARKET VALUE" of any Equipment shall mean the fair market sales value of such Equipment, assuming such Equipment is in the condition required to be maintained under Section O hereof, after deducting reasonable costs and expenses of sale, as reasonably determined by Lessor or, at Lessor's option, by an independent appraiser selected by Lessor, at Lessee's sole cost and expense, whose determination shall be conclusive and binding upon the parties hereto.
K. TITLE; PERSONAL PROPERTY; ENCUMBRANCES; LOCATION. With respect to each Lease, Lessee covenants and agrees that: (a) title to the Equipment is and at all times shall remain in Lessor, and Lessee shall not cause or suffer any substitution, exchange or addition of the Equipment; (b) the Equipment is and shall remain personal property of Lessor and shall not be attached to or become part of any realty; (c) the Equipment shall be installed and used at the address of Lessee or such other location as specified on the Schedule constituting a Lease hereunder, and Lessee will not relocate any Equipment without the prior written consent of Lessor; (d) Lessee will not sell, secrete, mortgage, assign, transfer, lease, sublet, loan, part with possession of or encumber the Equipment or permit any liens or charges to become effective thereon or permit or attempt to do any of the acts aforesaid; and (e) Lessee shall, at Lessee's own expense, take such action as may be necessary (i) to remove any encumbrance, lien or charge, and (ii) to prevent any third party from acquiring any other interest in any Equipment (including, without limitation, by reason of such Equipment being deemed to be a fixture or part of any realty). Upon request, Lessee shall, at Lessee's own expense, affix and maintain on the Equipment a plate, label or other marking, satisfactory to Lessor, indicating Lessor's interest therein. Prior to
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the relocation of any Equipment, Lessee shall promptly execute and deliver such agreements and documents as may be reasonably requested by Lessor in connection with such relocation, including (without limitation) any UCC financing statements.
L. MAINTENANCE; ACCESSIONS; INSPECTION, ALTERATIONS. Lessee agrees that, at its sole expense, it will have sole responsibility for maintenance and preservation of the Equipment and for all repairs and replacements necessary to keep the Equipment in good repair, working order and condition, ordinary wear and tear resulting from proper use thereof excluded. Lessee further agrees that it will maintain the Equipment in such condition at its sole expense continuously throughout the term of this Master Lease. All replacements or substitutions of parts of or in any of the Equipment shall constitute accessions thereto and shall become part of the Equipment owned by Lessor. Upon Lessor's request, Lessee will permit Lessor to have access to the Equipment at all reasonable times for the purpose of inspection and examination. Lessee shall neither make nor cause to be made any alterations in the Equipment without the prior written consent of Lessor.
M. USE OF EQUIPMENT. With respect to each Lease, Lessee shall be entitled to the right to possession and control of the Equipment and the use thereof during the term of such Lease so long as no Event of Default (as defined in Section P hereof) has occurred. Lessee will comply with all laws, regulations and ordinances, and all applicable requirements of the manufacturer of the Equipment, applicable to the physical possession, operation, condition, use and maintenance of the Equipment. Lessee agrees to obtain all permits and licenses necessary for the operation of the Equipment. LESSEE COVENANTS, WARRANTS AND REPRESENTS TO LESSOR THAT THE EQUIPMENT WILL BE USED FOR BUSINESS OR COMMERCIAL USE ONLY.
N. DENIAL OF WARRANTIES. LESSOR HAS NOT MADE AND MAKES NO WARRANTY OR REPRESENTATION OF ANY KIND, DIRECTLY OR INDIRECTLY, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, INCLUDING (WITHOUT LIMITATION) AS TO ITS DESIGN OR CONDITION, THE QUALITY OF THE MATERIAL AND EQUIPMENT IN OR WORKMANSHIP OF THE EQUIPMENT, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, OR AS TO LESSOR'S TITLE TO IT OR ANY COMPONENT THEREOF OR AS TO ANY OTHER MATTER, IT
BEING AGREED THAT ALL SUCH RISKS, AS BETWEEN LESSOR AND LESSEE, ARE TO BE BORNE BY LESSEE, AND THE BENEFITS OF ANY AND ALL IMPLIED WARRANTIES OF LESSOR ARE
HERBY WAIVED BY LESSEE. With respect to each Lease, Lessee acknowledges that it has selected the Supplier and the Equipment on the basis of its own judgment and expressly disclaims any reliance upon any statements or representations made by Lessor. Notwithstanding any fees which may be paid by Lessor to any Supplier, or any salesperson, employer or agent of any Supplier, LESSEE UNDERSTANDS AND
AGREES THAT NEITHER SUCH SUPPLIER NOR SUCH SALESPERSON, EMPLOYEE OR AGENT IS AN AGENT OF LESSOR OR IS AUTHORIZED TO BIND LESSOR OR TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS MASTER LEASE OR ANY SCHEDULE CONSTITUTING A LEASE HEREUNDER OR TO ADD ANY PROVISION HERETO OR THERETO (WHICH ACTS MAY BE EFFECTED ONLY IN A WRITING SIGNED BY AN AUTHORIZED OFFICER OF LESSOR). NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE EQUIPMENT OR ANY OTHER MATTER BY ANY SUPPLIER SHALL BE BINDING ON LESSOR, NOR SHALL THE BREACH OF SUCH IN ANY WAY AFFECT LESSEE'S DUTY TO PERFORM ITS OBLIGATIONS AS SET FORTH IN THIS MASTER
LEASE OR ANY SCHEDULE CONSTITUTING A LEASE HEREUNDER. IN NO EVENT SHALL LESSOR
BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES RELATING TO ANY EQUIPMENT. WITH RESPECT TO EACH LEASE, LESSOR MAKES NO WARRANTY AS TO THE TREATMENT OF SUCH LEASE FOR ACCOUNTING PURPOSES, OR AS TO THE COMPLIANCE OF THE EQUIPMENT WITH APPLICABLE GOVERNMENTAL REGULATIONS OR REQUIREMENTS, WHICH SHALL BE THE SOLE RESPONSIBILITY OF THE SUPPLIER AND/OR THE MANUFACTURER OF THE EQUIPMENT. Lessee agrees to look solely to the Supplier, manufacturer and/or the carrier of the Equipment (which are solely responsible for supplying Lessee with all literature and manuals respecting the Equipment) for any claim arising from any defect, breach of warranty, failure or delay in delivery, misdelivery or inability to use any
Equipment for any reason and Lessee's obligations to Lessor under each Lease shall not in any manner be affected thereby, including (without limitation) Lessee's obligations to pay Lessor all rent and other amounts payable under such Lease. LESSOR EXPRESSLY DISCLAIMS ANY WARRANTY THAT NO PERSON HOLDS A CLAIM TO
OR INTEREST IN THE EQUIPMENT (NOT ARISING SOLELY FROM ANY ACT OR OMISSION OF LESSOR) THAT WILL INTERFERE WITH LESSEE'S ENJOYMENT OF ITS LEASEHOLD INTEREST IN THE EQUIPMENT.
O. ASSIGNMENT. Lessee shall not assign this Master Lease, any Lease or any interest herein or therein, or sublease any Equipment, or part with possession of any Equipment, without the prior written consent of Lessor. Lessor's rights, title and interest in and to this Master Lease, each Lease and the Equipment may be sold, transferred and assigned by Lessor (and its assignees) without notice, and Lessor's assignees (and their respective assignees) shall have all of the rights, powers, privileges and remedies of Lessor hereunder. Except to the extent any assignee otherwise agrees in writing, no assignee shall be obligated to perform any of the obligations of Lessor hereunder or under any Lease and Lessee (if notified of such assignment) shall not be entitled to terminate or amend this Master Lease or any Lease without the prior written consent of such assignee.
P. RETURN OF EQUIPMENT. Lessee shall, at its own cost and expense, at the end of the term of each Lease, crate and ship all of the Equipment in a proper manner to Lessor, freight and insurance prepaid, to any location specified by Lessor within the continental United States, the Equipment to be in good operating condition as required by Section K hereof. With respect to each Lease, Lessee will continue to make Rental payments after the term of such Lease expires until all the Equipment is returned. Lessee agrees to pay Lessor the replacement cost and/or the repair and refurbishing cost, including cleaning, for an amount designated by Lessor, if any Equipment is returned damaged or incomplete, or shows signs of excessive wear and tear, within ten (10) days of Lessor's request.
Q. EVENTS OF DEFAULT; REMEDIES, EXPENSES. Each of the following events shall constitute an "Event of Default": (a) Lessee shall default in the payment when due of any Rentals under any Lease, or any Obligor shall default in the payment when due of any other sums payable hereunder or under any Lease; or (b) Lessee shall default in the observance or performance of any other covenant or agreement in this Master Lease or any Lease, and such default shall continue for a period of fifteen (15) days; or (c) any representation or warranty made by or on behalf of any Obligor in this Master Lease or any Lease shall at any time prove to have been incorrect or untrue when made; or (d) any Obligor shall make any misrepresentation to Lessor or fail to disclose to Lessor any material fact in connection with the Master Lease or any Lease or otherwise, either contemporaneously with or at any time prior or subsequent to the execution hereof or thereof; or (e) any Obligor shall breach any warranty, covenant or agreement contained in this Master Lease or any Lease; or (f) or suspend its usual business; or (g) any Obligor shall dissolve (if such Obligor is a corporation, partnership, limited liability company or other business entity) or become insolvent (however evidenced) or bankrupt, commit any act of bankruptcy, make an assignment for the benefit of creditors, suspend the transaction of its usual business or consent to the appointment of a trustee or receiver, or a trustee or a receiver shall be appointed, for any Obligor or for a substantial part of its property, or bankruptcy, reorganization, insolvency or similar proceedings shall be instituted by or against any Obligor; or (h) an order, judgment or decree shall be entered against any Obligor by a court of competent jurisdiction and such order, judgment or decree shall continue unpaid or unsatisfied and in effect for any period of sixty (60) consecutive days without a stay of execution, or any execution or writ or process shall be issued in connection with any action or proceeding against any Obligor or its property whereby the Equipment or any substantial part of such Obligor's property may be taken or restrained; or (i)
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any Obligor shall default in the performance of any obligation or in the payment when due of any sum to Lessor or any assignee of Lessor's rights hereunder under any other contract, agreement, arrangement or understanding; or (j) any indebtedness of any Obligor for borrowed money shall become (or shall be permitted to become) due and payable by acceleration of maturity thereof; or (k) any event or circumstance shall, in Lessor's opinion, give Lessor reasonable cause to doubt any Obligor's willingness or ability to fully and promptly perform its obligations to Lessor; or (l) any change in the condition or affairs (financial or otherwise) of any Obligor shall, in Lessor's opinion, increase Lessor's risk with respect to any Lease or Equipment or any security therefor;
or (m) Lessee is in default under any other agreement, lease, master lease or schedule, whether presently or hereafter held by Lessor. Upon the occurrence of any Event of Default, Lessor may, by written notice to Lessee (to the extent legally permitted to do so): (i) immediately declare this Master Lease and any or all of the Leases in default, whereupon as liquidated damages for breach of such Lease(s) an amount equal to the sum of (A) the entire unpaid balance of the Rentals under such Leases for the entire original term thereof, discounted at a rate of 5.50% per annum as of the date of default, plus (B) any other amounts then due and owing under such Lease, plus (C) twenty percent (20%) of original cost of the related Equipment, will become immediately due and payable; and/or
(ii) proceed by appropriate court action, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Master Lease and the Leases or to recover damages for the breach hereof and thereof; and/or (iii) with necessity of process or other legal action (A) terminate this Master Lease and the Leases, (B) require Lessee, at Lessee's sole expense and for Lessor's benefit, to assemble the Equipment at a place reasonably designated by Lessor, and/or (C) enter onto the premises of Lessee or such other premises as the Equipment may then be located and take possession of the Equipment, all without liability to Lessor or any other person arising out of the taking of such action. In addition, Lessee shall continue to be liable for all indemnities under this Master Lease and the Leases, and for all legal fees and other costs and expenses resulting from the foregoing defaults or the exercise of Lessor's remedies, including (without limitation) placing any Equipment in the condition required by Section K hereof. No remedy referred to in this Section P is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. Lessor shall be entitled to take or retain, by way of offset against any or all amounts due and owing under this Master Lease and the Leases as aforesaid, any assets, tangible or intangible, of Lessee which may then be in the possession off Lessor, its correspondents, or agents. LESSEE AND EACH OTHER OBLIGOR AGREE TO PAY AS DAMAGES LESSOR'S COLLECTION AND LEGAL EXPENSES AND REASONABLE ATTORNEYS FEES. In all proceedings arising hereunder, reasonable attorneys fees are stipulated and liquidated to be equal to twenty percent (20%) of the total collection amount, plus one half (1/2) of the amount (the "Excess") by which Lessor's actual attorneys' fees exceed twenty percent (20%) of the total collection amount. In consideration for Lessor's agreeing to absorb the other half (1/2) of the Excess, Lessee agrees to pay and not dispute the attorneys' fees agreed upon by the parties as a fair and reasonable liquidated amount. Lessee agrees that each Lease is a "true lease" and hereby waives any provision which may require Lessor to sell, lease, or otherwise use any Equipment in the mitigation of damages. Lessee further agrees to compensate Lessor for collection expenses of twenty dollars ($20) per collection phone call and up to one hundred dollars ($100) per personal visit. Lessee also agrees to reimburse Lessor for the costs associated with returned checks, for whatever reason returned, paying the greater of twenty-five dollars ($25) or Lessor's actual bank charges for each such returned check. IN NO EVENT, HOWEVER, SHALL
ANY CHARGES IN THIS PARAGRAPH OR IN THIS MASTER LEASE
OR ANY LEASE, OR THE SUM THEREOF, EXCEED THE MAXIMUM PERMITTED BY APPLICABLE
LAW.
R. FURTHER ASSURANCES. Lessee will cooperate fully with Lessor (or any assignee of Lessor pursuant to Section N hereof) for the purpose of carrying out the intent and purposes hereof and of the Leases and to protect the interests of Lessor. Lessor is hereby authorized, to the extent permitted by applicable law, to file one or more UCC financing statements, whether precautionary or otherwise, as appropriate, disclosing Lessor's interest in the Equipment, this Master Lease, the Leases, the sums due under and/or in connection with this Master Lease and the Leases, and in any and all other collateral which secures Lessee's obligations to Lessor, without the signature of Lessee or signed by Lessor as attorney-in-fact for Lessee. Lessee hereby irrevocably appoints Lessor (and any of Lessor's officers, employees or agents designated by Lessor) as Lessee's agent and attorney-in-fact, in Lessee's name, place and stead, to do all things necessary to carry out the intent of this paragraph, including, without limitation, the execution, endorsement, and filing of all UCC financing statements. As security for the payment and performance of all of Lessee's present and future liabilities and obligations to Lessor, Lessee hereby grants to Lessor, a security interest in the Equipment and all proceeds of the foregoing, which shall secure the performance of all of Lessee's obligations of any kind whatsoever, whenever originated, to Lessor. Lessee will pay all costs of filing any financing, continuation or termination statements with respect to this Master Lease and the Leases, including, without limitation, any intangibles tax and/or documentary stamp taxes relating thereto. Lessee shall also execute and deliver to Lessor upon request such other instruments and assurances as Lessor deems necessary or advisable for the implementation, effectuation, confirmation or perfection of this Master Lease, the Lease and any rights of Lessor hereunder and thereunder. LESSEE HEREBY AUTHORIZES LESSOR TO ADD TO THIS MASTER LEASE AND/OR THE LEASES OR ANY DOCUMENT RELATED HERETO OR THERETO, SERIAL NUMBERS, IDENTIFICATION DATA AND, WHEN DETERMINED BY LESSOR TO BE NECESSARY, ANY DATES OR OTHER OMITTED FACTUAL DATA.
S. LESSEE'S WAIVERS. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies otherwise available to Lessee (a) under Section 2A-401 and 2A-402 of UCC 2A to suspend performance of any of its obligations under this Master Lease or any Lease, and (b) under Sections 2A-508 through 2A-522 of UCC 2A, including by way of example only but not limited to, Lessee's rights to: (i) cancel this Master Lease or any Lease; (ii) repudiate this Master Lease or any Lease; (iii) reject any Equipment; (iv) revoke acceptance of any Equipment; (v) recover damages from Lessor for any breach of warranty or for any other reason; (vi) claim a security interest in any Equipment in Lessee's possession or control for any reason; (vii) deduct from payments to Lessor all or any part of any claimed damages resulting from Lessor's default, if any, under this Master Lease or any Lease; (viii) accept partial delivery of any Equipment; (ix) "cover" by making any purchase or lease, or contract to purchase or lease, equipment in substitution for any Equipment to be leased from Lessor; (x) recover from Lessor any general, special, incidental or consequential damages, for any reason whatsoever; and (xi) bring a proceeding for specific performance, replevin, detinue, sequestration, claim and delivery or the like for any Equipment relating to this Master Lease or any Lease. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment to reduce Lessor's damages as set forth in this Master Lease or which may otherwise limit or modify any of Lessor's rights or remedies under this Master Lease.
T. BINDING EFFECT. Lessee agrees that Lessee's obligations under this Master Lease and each Lease are absolute and unconditional and shall continue without abatement, regardless of (a) any claim of right, rescission, setoff, counterclaim, recoupment or defense of any kind or for any reason, including (without limitation) any defense of usury, or (b) any inability of Lessee to use any Equipment or any part thereof for any reason, including (without limitation) war, act of God, governmental regulations, strike, loss, damage, destruction, obsolescence, failure of or delay in delivery, failure of any Equipment to operate properly, termination by operation of law or any other cause. If more than one Lessee is named herein or on any Schedule constituting a Lease hereunder, then the obligations and liabilities of each hereunder is joint and several. This Master Lease and the Leases shall be binding upon Lessee and any other Obligors and their respective heirs, personal representatives, successors, executors, and permitted assigns, in favor of Lessor and/or Lessor's successors or assigns. LESSEE REPRESENTS AND WARRANTS THAT IT HAS READ, UNDERSTOOD AND AGREED TO ALL OF THE CONDITIONS CONTAINED HEREIN. LESSEE FURTHER REPRESENTS AND WARRANTS THAT IT HAS SOUGHT THE ADVICE OF LEGAL COUNSEL TO EXPLAIN ANY AND ALL TERMS CONTAINED HEREIN.
U.       LEASE PAYMENT ADJUSTMENT. The amount of each Lease
Payment is based on the supplier's best estimate of the equipment cost including (if Applicable), any installation, other related costs and estimated sales or use tax. The Lease Payments will be adjusted proportionately upward or downward if the actual total cost of the equipment or taxes is more or less than the estimate. In that event, you authorize us to ADJUST THE LEASE PAYMENTS BY UP TO FIFTEEN PERCENT (15%).


LESSEE: By:       /s/ Thomas O. Cordy                /s/ Thomas O. Cordy        Date: 9/29/98
           ---------------------------------         ---------------------------      -------
                  Authorized Signature               Print Name and Title  President/CEO


LESSEE: By:                                                                     Date:
           ---------------------------------         ---------------------------      -------
                  Authorized Signature               Print Name and Title


ACCEPTED BY
 LESSOR:                                                                                 Date:
           ---------------------------------         ---------------------------      -------
                  Authorized Signature               Title
(NOT VALID UNTIL ACCEPTED BY LESSOR)

                              EQUIPMENT SCHEDULE TO
                             MASTER LEASE AGREEMENT

ROCKFORD INDUSTRIES, INC.                   Master Lease #    89916
1851 East First Street, Sixth Floor         Schedule # 62862-89916-001
Santa Ana, CA  92705
Tel: (714) 547-7166  (800) 876-7788  Fax:   (714) 547-3889

LESSEE:  MAXXIS GROUP, INC.    Supplier:  See Exhibit "A" Attached Hereto
         1901 Montreal Rd
         Tucker, GA

EQUIPMENT LOCATION:    600 S Federal, Suite 301, Chicago, IL 60605
(if different from billing address)
--------------------------------------------------------------------------------

                          LEASED EQUIPMENT DESCRIPTION:
--------------------------------------------------------------------------------

TOGETHER WITH ALL ACCESSORIES, ADDITIONS AND ATTACHMENTS THERETO, REPLACEMENTS AND SUBSTITUTIONS THEREFORE, NOW OWNED OR HEREAFTER ACQUIRED (COLLECTIVELY, THE "EQUIPMENT").
--------------------------------------------------------------------------------
         See Exhibit A attached hereto and made a part hereof

------------------------------------------------------------------------------------------------------------------------
INITIAL LEASE                     MONTHLY LEASE PAYMENT                                 ADVANCE RENTAL
-------------                     ---------------------                                 --------------
   TERM                                                                       (CHECK MUST ACCOMPANY SCHEDULE)
   ----
#1              @   $400,000.00 (PLUS APPLICABLE TAXES)
#2              @   $0.00       (PLUS APPLICABLE TAXES)                 $400,000.00(PLUS APPLICABLE TAXES)
#60             @   $107,586.06 (PLUS APPLICABLE TAXES)                 Representing the first and last 0 month's rent.

------------------------------------------------------------------------------------------------------------------------

                TERMS AND CONDITIONS - PLEASE READ BEFORE SIGNING

A. Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the Equipment described above on the terms specified in this equipment schedule (this "Schedule") and the Master Lease Agreement. BY SIGNING BELOW, LESSEE HEREBY REPRESENTS AND WARRANTS THAT IT HAS READ AND UNDERSTOOD ALL OF THE TERMS AND CONDITIONS CONTAINED IN THIS SCHEDULE AND IN THE MASTER LEASE AGREEMENT. THE TERMS OF THE MASTER LEASE AGREEMENT ARE HEREBY RATIFIED AND INCORPORATED IN THIS SCHEDULE AS IF SET FORTH HEREIN IN FULL AND SHALL REMAIN IN FULL FORCE AND EFFECT AND BE FULLY ENFORCEABLE THROUGHOUT THE TERM OF THIS SCHEDULE. Capitalized terms used and not otherwise defined in this Schedule have the respective meanings set forth in the Master Lease.
B. All Rentals shall be payable in advance and shall be due monthly (or such other period as specified above) beginning on the Commencement Date and continuing on the same day of each subsequent calendar month (or other specified period) during the term hereof.
C. Lessee agrees to lease the Equipment on an AS-IS, WHERE-IS BASIS, WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING (WITHOUT LIMITATION) MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.
D. Lessee hereby irrevocably appoints Lessor (and any of Lessor's officers, employees or agents designated by Lessor) as Lessee's agent and attorney-in-fact, coupled with an interest, to do all things necessary to carry out the intent of this Schedule and/or the Master Lease Agreement, including (without limitation) the execution and filing of all Uniform Commercial Code financing statements as Lessor may deem necessary to perfect such interest.
E. FOR PURPOSES OF PERFECTION OF A SECURITY INTEREST IN CHATTEL PAPER BY POSSESSION UNDER THE UNIFORM COMMERCIAL CODE, IT IS UNDERSTOOD AND AGREED THAT:
(A) COUNTERPART NO. 1 OF THIS SCHEDULE SHALL BE DEEMED THE ONLY ORIGINAL COUNTERPART OF THIS SCHEDULE, AND TRANSFER AND POSSESSION THEREOF SHALL EFFECT SUCH PERFECTION; (B) TRANSFER OR POSSESSION OF NO OTHER PURPORTED COUNTERPART
OF THE SCHEDULE SHALL EFFECT SUCH PERFECTION; AND (C) TRANSFER OR POSSESSION
OF AN ORIGINAL COUNTERPART OF THE MASTER LEASE AGREEMENT SHALL NOT BE
NECESSARY TO EFFECT SUCH PERFECTION.

---------------------------------------------------------------------------------------------------------------------
                                                                                  CERTIFICATE OF
                          LESSEE                                          ACCEPTANCE OF LEASED EQUIPMENT
                          ------                                          ------------------------------
           BY SIGNING BELOW, LESSEE ACKNOWLEDGES             The above named and undersigned Lessee hereby
           READING AND AGREEING TO ALL THE TERMS             acknowledges complete and satisfactory delivery,
             AND CONDITIONS SET FORTH ON THIS                receipt and installation of the Equipment description
               SCHEDULE AND THE MASTER LEASE                 in this Schedule. Lessee understands and agrees that
                         AGREEMENT                           the lack or failure of the Equipment or any misoperation
                                                             thereof of any kind shall not be a basis for non-fulfillment of any of Lessee's obligations under this Schedule or the
                                                             Master Lease Agreement and that Lessee's obligations to Lessor
          THE EQUIPMENT IS FOR BUSINESS USE ONLY             and Lessor's assigns as set forth in the Master Lease Agreement
          --------------------------------------             are not subject to any claims, counterclaims, defenses or
                                                             setoffs.

              THIS SCHEDULE AND MASTER LEASE
               AGREEMENT ARE NON-CANCELLABLE


X/s/ Thomas O. Cordy DATE: 9/29/98                                       WE HEREBY AUTHORIZE YOU TO
 -------------------      --------                                   PAY FOR AND PURCHASE THE EQUIPMENT
(Authorized Signature) Thomas O. Cordy

X___________________ DATE:  ______                            X/s/ Thomas O. Cordy, President/CEO
 (Authorized Signature)                                         --------------------------------------
                                                                (Authorized Signature) Thomas O. Cordy

--------------------------------------------------------------------------------

PERSONAL GUARANTY:

In order to induce Lessor to enter into this Schedule with Lessee, the undersigned, jointly and severally, hereby irrevocably and unconditionally, guaranty, without deduction or diminution by reason of counterclaim, offset, or defense, the prompt and complete payment under, whenever due, and performance of this Schedule to Lessor or its assigns, including any and all modifications, additions, supplements and amendments thereof, as well as all of Lessee's other Schedules with Lessor that have commencement dates not later than ten (10) days after Lessor receives written notice from the undersigned of their desire not to guaranty any additional Schedules. The undersigned warrant and guaranty that this Schedule has been properly executed by Lessee, and agree that this guaranty shall be of full force and effect irrespective of any invalidity or unenforceability of the Schedule or any provisions thereof, or the existence, validity or value of any security. The undersigned hereby waive presentment notice of acceptance hereof, all notices of any kind to which we may be entitled, and all defenses of a guarantor or surety. The undersigned consent that from time to time, without notice to or further consent from the undersigned and without releasing or affecting the undersigned's liability hereunder, the time for payment or performance under this Schedule may be extended or accelerated in whole or part, any security therefore may be exchanged, rescheduled, enforced, sold, scheduled or otherwise dealt with, the provision of any documents may be canceled, modified or waived, any other guarantors may be rescheduled, and any indulgence may be granted to Lessee, as Lessor may in its sole discretion determine. The obligation and liability of each undersigned is direct, continuing and unconditional, shall not be diminished or affected whether or not the Equipment is repossessed, and Lessor may in its sole discretion determine. The obligation and liability of each undersigned is direct, continuing and unconditional, shall not be diminished or affected whether or not the Equipment is repossessed, and Lessor shall not be required to proceed against Lessee or resort to any other right or remedy before proceeding against the undersigned under this guaranty. No payment by the undersigned, except payment in full of all liabilities hereunder, shall entitle the undersigned to be subrogated to any of the rights or remedies of Lessor under this Schedule. The undersigned warrant they have read this Schedule and hereby waive any and all rights to a trial by jury, and agree to the venue and jurisdiction contained therein, and agree that only full payment and performance of the Schedule can discharge the undersigned's liability. (Guarantor hereby grants to lessor a security interest in all goods as set forth in the Master Lease Agreement. This guaranty shall be binding upon the undersigned and the heirs, representatives, successors and assigns of he undersigned, in favor of Lessor and Lessor's successors and assigns. This guaranty cannot be terminated or changed orally and no provision hereof may be modified or waived except in writing.)

-------------------------------------------------------------------------------


X______________________ DATE: ______       X______________________ DATE: ______
 (   ) An Individual                         (   ) An Individual

-------------------------------------------------------------------------------

Accepted By:
ROCKFORD INDUSTRIES, INC., ("LESSOR")      X______________________ DATE: ______
(Not valid until accepted by Lessor)

-------------------------------------------------------------------------------

                                   EXHIBIT "A"

LOCATION:         600 S. FEDERAL, SUITE 301
                  CHICAGO, IL 60605

VENDOR:           WORLD ACCESS, INC.
                  945 E. PACES FERRY ROAD SUITE 2240
                  ATLANTA, GA  30326

                  QTY               EQUIPMENT
                  ---------------------------
                  15                FIFTEEN (15) M-13 MUZ'S
                  14                FOURTEEN (14) ECHO CANCELLAR CARDS
                  153               ECHO CANCELLER CARDS
                  1                 CP2000 75% FULL
                  33                64 POS DSX
                  1                 DEX 600 SC
                  1                 12,288 PORTS
                                    SP AND SS7 EQUIPMENT
                  1                 FULL BATTERY BACKUP (2-4 HOURS)





















This Exhibit A is attached to and a part of Rockford Industries, Inc. Lease No. 64553-89916-001 and constitutes a true and accurate description of the equipment.

LESSEE:  MAXXIS GROUP, INC.


BY:/s/ Thomas O Cordy, President/CEO                 DATE:    9/29/98
   ---------------------------------                      ---------------------
         THOMAS O. CORDY   (Title)

                         END OF LEASE PURCHASE PRIVILEGE


LEASE NUMBER:              64553-89916-001

LESSEE:                    MAXXIS GROUP, INC.

ESTIMATED VALUE:           NOT TO EXCEED 10% OF ORIGINAL EQUIPMENT COST
                           (PLUS ALL APPLICABLE TAXES)

EQUIPMENT:                 TELEPHONE SWITCHING EQUIPMENT


Provided that the Lessee named above ("Lessee") is not then nor has ever been in default under that certain lease agreement dated 9/29/98, between the undersigned and Lessee ("Lease"), and has paid all rentals and other obligations due to the undersigned Lessor or its assigns ("Lessor"), then at Lessors option,

Lessee shall have the right, exercisable at the end of the lease term, to purchase the equipment described above or attached on any schedule hereto (the "Equipment"), as-is and where-is, for the additional consideration of a FAIR MARKET VALUE not to EXCEED 10% OF THE ORIGINAL COST OF THE EQUIPMENT.

The Lessee shall give to the Lessor written notice at least 60 days, and not more than 180 days, prior to the end of original lease term, of its election to exercise an option provided for herein. Payment or notice of the option shall be made to the Lessor or its assigns at its address or at such other place as Lessor or its assigns may designate in writing.

This "OPTION LETTER" shall not amend or alter any of the terms or conditions contained in the Lease agreement and may be exercised only after all of the terms and conditions of the original Lease agreement have been fulfilled. This document must be accepted by an authorized signatory of Lessor in order to be valid and binding.

-------------------------------------------------------------------------------

LESSEE:  MAXXIS GROUP, INC.


By:    /s/ Thomas O. Cordy, President/CEO                Date:    9/29/98
       -----------------------------------                     ---------------


LESSOR:  ROCKFORD INDUSTRIES, INC.


By:                                                      Date:
   ----------------------------------------------------       -----------------
   (AGREED AND ACCEPTED BY ROCKFORD INDUSTRIES, INC.)

                             EARLY LEASE TERMINATION


LESSEE:         Maxxis Group, Inc.

LEASE NO:       89916

Schedule #:     64553-89916-001



It is Rockford's general policy to allow a lessee to prepay the lease rental payments before the expiration assuming the lessee is and has been faithfully and promptly fulfilling his monthly payment obligation to Rockford Industries, Inc. and its assigns.

The payoff is calculated by determining the total equipment cost, service fees and end of lease residual to be paid on the lease. After calculating this amount, a refund of unearned service fees is deducted from the aggregate payment schedule to determine the current payoff figure.

There is no additional prepayment penalty added to the payoff calculations, however, it is recommended that you check with your accountant before considering an early payoff as it can effect the tax treatment of a lease.

By way of example, below is an overview of the estimated buyouts during the lease terms, assuming completely prompt payment throughout the term:

              *After 15 Monthly Payments = $ 4,891,848
              *After 27 Monthly Payments = $ 3,971,471
              *After 39 Monthly Payments = $ 2,987,454
              *After 51 Monthly Payments = $ 1,860,934
              *After 63 Monthly Payments = See Purchase Option Letter

These balance amounts do not include any unpaid obligations on the lease, including any sales and use taxes, property taxes or other fees.



LESSEE:  /s/ Thomas O. Cordy, President/CEO              DATE:    9/29/98
        -----------------------------------                     ---------------


LESSOR:                                                  DATE:
       ------------------------------------                    ----------------